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                                                                    Exhibit 10.1
                                                                  EXECUTION COPY


                                  $275,000,000


                       DOMINO'S PIZZA INTERNATIONAL, INC.

                                    AND THE

                                   GUARANTORS

                               SIGNATORIES HERETO


                  10 3/8% SENIOR SUBORDINATED NOTES DUE 2009

                    AMENDED AND RESTATED PURCHASE AGREEMENT



                                                               December 21, 1998

J.P. Morgan Securities Inc.
Goldman, Sachs & Co.
c/o J.P. Morgan Securities Inc.
  60 Wall Street
  New York, New York 10260-0060

Ladies and Gentlemen:

     Domino's Pizza International Payroll Services, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Initial Purchasers listed in Schedule I hereto (the "Initial Purchasers") $275,000,000 aggregate principal amount of its 10 3/8% Senior Subordinated Notes due 2009 (the "Notes"). The Notes will be issued pursuant to the provisions of an indenture to be dated as of December 21, 1998 (the "Indenture") among the Company, the guarantors listed on the signature pages hereof (the "Guarantors") and IBJ Schroder Bank & Trust Company, as trustee (the "Trustee"). The Notes will be fully and unconditionally guaranteed (the "Guarantees" and, with the Notes, collectively the "Securities"), jointly and severally, on a senior subordinated basis by each of the Guarantors. The Company and the Guarantors are collectively referred to herein as the "Issuers." On the date hereof, the Company is an indirect wholly-owned subsidiary of TISM, Inc., a Michigan corporation ("TISM"). The offering of the Securities is being made in connection with the recapitalization of TISM (the "Recapitalization") pursuant to which, among other things, (i) all of the capital stock of the Company will be distributed to TISM;
(ii) the Company will own, directly or indirectly through one or more wholly-owned subsidiaries, all of the capital stock of all other subsidiaries of TISM; and (iii) Domino's Pizza International Payroll Services, Inc. will change its name to Domino's Inc. References in this Agreement to the "Company," "Subsidiaries" of the Company or to "Issuers" or "Guarantors" shall be
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deemed to be references to such entities both before and immediately after giving effect to the Recapitalization (it being understood that prior to the Recapitalization the Company has no Subsidiaries).

     The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemptions therefrom.

     In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum, dated November 24, 1998 (the "Preliminary Memorandum"), and has prepared a final offering memorandum dated the date hereof (the "Final Memorandum" and, with the Preliminary Memorandum, collectively, the "Offering Memorandum"), for the information of the Initial Purchasers and for delivery to prospective purchasers of the Securities.

     The purchasers of the Securities and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement, to be dated as of the Closing Date and to be substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company will file one or more registration statements with the Securities and Exchange Commission (the "Commission") registering with the Commission the Securities or the Exchange Securities referred to (and as defined) in such Registration Rights Agreement.

     The Issuers hereby agree with the Initial Purchasers as follows:

     1. The Company agrees to issue and sell the Notes to the several Initial Purchasers as hereinafter provided, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective principal amount of Notes set forth opposite such Initial Purchaser's name in Schedule I hereto at a price (the "Purchase Price") equal to 97.00% of their principal amount plus accrued interest, if any, from December 21, 1998 to the date of payment and delivery.

     2. The Issuers understand that the Initial Purchasers intend (i) to offer privately and pursuant to Regulation S under the Securities Act ("Regulation S") their respective portions of the Securities as soon after this Agreement has become effective as in the judgment of the Initial Purchasers is advisable and
(ii) initially to offer the Securities upon the terms set forth in this Agreement and the Offering Memorandum.

     The Issuers confirm that they have authorized the Initial Purchasers, subject to the restrictions set forth below, to distribute copies of the Offering Memorandum in connection with the offering of the Securities. Each Initial Purchaser hereby makes to the Issuers the following representations and agreements:

          (i) it is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act; and

          (ii) (A) neither it nor to its knowledge any person acting on its behalf has solicited or will solicit offers for, or offer to sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act ("Regulation D")) and
(B) it will solicit offers for the Securities only from, and will offer the Securities only to, (x) in the case of offers inside the United States, persons whom it reasonably believes to be "qualified institutional buyers" within the meaning of Rule 144A under the Securities Act; and (y) in the case of offers outside the

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United States, persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) that, in each case, in purchasing the Securities are deemed to have represented and agreed as provided in the Offering Memorandum;

     With respect to offers and sales outside the United States, as described in clause (ii)(B)(y) above, each Initial Purchaser hereby represents and agrees with the Issuers that:

          (i) it understands that no action has been or will be taken by the Issuers that would permit a public offering of the Securities, or possession or distribution of the Offering Memorandum or any other offering or publicity material relating to the Notes, in any country or jurisdiction where action for that purpose is required;

          (ii) it will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes the Offering Memorandum or any such other material, in all cases at its own expense;

          (iii) it understands that the Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;

          (iv)   it has offered the Securities and will offer and sell the Notes
(x) as part of its distribution at any time and (y) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, only in accordance with Rule 903 of Regulation S. Accordingly, neither such Initial Purchaser, nor any of its Affiliates, nor any persons acting on its behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S; and

          (v) it agrees that, at or prior to confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the restricted period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise prior to 40 days after the closing of the offering, except in either case in accordance with Regulation S (or Rule 144A, if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

     Terms used in this Section 2 and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

     3. Payment for the Notes shall be made by wire transfer in immediately available funds to the account specified by the Company to the Initial Purchasers no later than noon on December 21, 1998,

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or at such other time on the same or such other date, not later than the fifth
Business Day thereafter, as the Initial Purchasers and the Company may agree upon in writing. The time and date of such payment are referred to herein as the "Closing Date." As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

     Payment for the Notes shall be made against delivery to the nominee of The Depository Trust Company for the respective accounts of the several Initial Purchasers of the Notes of one or more global notes (collectively, the "Global Note") representing the Notes, with any transfer taxes payable in connection with the transfer to the Initial Purchasers of the Notes duly paid by the Company. The Global Note will be made available for inspection by the Initial Purchasers at the office of J.P. Morgan Securities Inc. at the address set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

     4. The Issuers, jointly and severally, represent and warrant to each Initial Purchaser that:

          (a) The Preliminary Memorandum did not, as of its date, and the Final Memorandum will not, in the form used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such dates, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser expressly for use therein;

          (b) Neither the Company nor any of the Subsidiaries has sustained since the date of the latest audited financial statements included in the Final Memorandum any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Memorandum; and, since the respective dates as of which information is given in the Final Memorandum, there has not been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries or any material adverse change, or any development which could reasonably be expected to involve a material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Final Memorandum;

          (c) The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Final Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries;

          (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with power and authority to own its properties and conduct its business as described in the Final Memorandum. Prior to the Recapitalization, the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the

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laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not have a material adverse effect upon the business, properties, financial condition, earnings, or prospects of the Company or any of the Subsidiaries (a "Material Adverse Effect"); and each Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

          (e) Upon the closing of the Recapitalization, the Company will have an authorized capitalization as set forth in the Final Memorandum, and all of the outstanding shares of capital stock of the Company will have been duly and validly authorized and issued and fully paid and non-assessable; and all of the outstanding shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except as otherwise set forth in the Final Memorandum) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

          (f) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors;

          (g) The Notes have been duly authorized and, when issued and delivered, and payment therefore received, as contemplated by this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and, when executed and delivered by the Company, the Guarantors and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Notes and the Indenture will conform in all material respects to the descriptions thereof in the Final Memorandum and will be in substantially the form previously delivered to you;

          (h) The Guarantees have been duly authorized by the Guarantors, and when executed, authenticated, issued and delivered as contemplated by this Agreement and the Indenture, will constitute valid and legally binding obligations of the Guarantors entitled to the benefits provided by the Indenture, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Guarantees will conform in all material respects to the descriptions thereof in the Final Memorandum;

          (i) The Registration Rights Agreement has been duly authorized by the Company and the Guarantors, and when executed, authenticated, issued and delivered by the Company and the Guarantors, will constitute the valid and legally binding obligation of the Company and the Guarantors, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided, however, that no representation is made as to the enforceability of the indemnification and contribution provisions of such Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the Company will agree to file with the Commission, under the circumstances set forth therein, (i) a registration statement under the Securities Act relating to another series of debt securities of the Company with terms substantially identical to the Notes (the "Exchange Notes") to be offered in exchange for the Notes (the "Exchange Offer") and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities

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Act relating to the resale by certain holders of the Notes, and in each case, to use its best efforts to cause such registration statements to be declared effective. The Exchange Notes have been duly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, will be the valid and legally binding obligations of the Company, entitled to the benefits provided by the Indenture, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (j) The guarantees of the Company's obligations under the Notes to be issued with terms substantially identical to the Guarantees (the "Exchange Guarantees") to be offered in exchange for the Guarantees in the Exchange Offer have been duly authorized by the Guarantors, and when executed, authenticated, issued and delivered as contemplated by this Agreement and the Indenture, will constitute valid and legally binding obligations of the Guarantors entitled to the benefits provided by the Indenture, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Exchange Guarantees will conform to the descriptions thereof in the Final Memorandum;

          (k) The Senior Credit Facilities (as defined in the Final Memorandum) have been duly authorized by the Company and the Guarantors, and when executed and delivered by the Company, the Guarantors and the other parties thereto, will constitute the valid and legally binding obligation of the Company and the Guarantors, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (l) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Notes) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

          (m) Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Notes;

          (n) The issue and sale of the Notes and the compliance by the Company with all of the provisions of the Notes, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument material to the Company and the Subsidiaries, taken as a whole, to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or (assuming the accuracy of the representations, warranties and agreements of the Initial Purchasers contained herein) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties (except, in the case of any such indenture, mortgage, deed of trust, loan agreement or other agreement or instrument, for such breaches, conflicts, violations or defaults as would not have a Material Adverse Effect); and no consent, approval,

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authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Notes or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except for the filing of a registration statement by the Company with the Commission pursuant to the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers;

          (o) Neither the Company nor any of the Subsidiaries is in violation of its Charter or By-laws or in default in the performance or observance of any material obligation, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound (except, in the case of any such indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument, for such violations or defaults as would not have a Material Adverse Effect);

          (p) The statements set forth in the Final Memorandum under the caption "Description of Notes," insofar as they purport to constitute a summary of the terms of the Notes, and under the caption "Certain Federal Tax Considerations," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

          (q) Other than as set forth in the Final Memorandum, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject which could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the current or future financial position, stockholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole; and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (r) When the Notes and Guarantees are issued and delivered pursuant to this Agreement, the Notes and Guarantees will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities or guarantees which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

          (s) No Issuer is, or after giving effect to the offering and sale of the Notes will be, an "investment company," or an entity "controlled" by an "investment company," as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

          (t) Neither the Company, any of the Subsidiaries, nor any person acting on its or their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Securities Act), by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act and the Company, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the "offering restriction" within the meaning of such Rule 902;

          (u) Within the preceding six months, neither the Company nor any other person acting on behalf of the Company has offered or sold to any person any Securities, or any securities of the

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same or a similar class as the Securities, other than Securities offered or sold to the Initial Purchasers hereunder. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by J.P. Morgan Securities Inc.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act;

          (v) Neither the Company nor any of its respective affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

          (w) Arthur Andersen LLP, who have certified certain financial statements of the Company and the Subsidiaries, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder;

          (x) The Company and each of the Subsidiaries has complied in all respects with all laws, regulations and orders applicable to it or its businesses, except for such violations as would not have a Material Adverse Effect; and

          (y) The Company and each of the Subsidiaries owns or possesses or has the right to use the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") presently employed by it in connection with, and material to, collectively or in the aggregate, the operation of the businesses now operated by the Company and the Subsidiaries as a whole, and, except as disclosed in the Final Memorandum, none of the Company or the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

     5. The Issuers, jointly and severally, covenant and agree with each of the several Initial Purchasers as follows:

          (a) To prepare the Final Memorandum in a form approved by you; to make no amendment or any supplement to the Final Memorandum without your approval promptly after reasonable notice thereof, which approval shall not be unreasonably withheld; and to furnish you with copies thereof;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

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          (c) To furnish the Initial Purchasers with copies of the Final
Memorandum and each amendment or supplement thereto signed by an authorized officer of the Company with the independent accountants' report(s) in the Final Memorandum, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Final Memorandum, any event shall have occurred as a result of which the Final Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Final Memorandum is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Final Memorandum, to notify you and upon your request to prepare and furnish without charge to each Initial Purchaser and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Final Memorandum or a supplement to the Final Memorandum which will correct such statement or omission or effect such compliance;

          (d) During the period beginning from the date hereof and continuing until the date six months after the Closing Date, not to offer, sell contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities;

          (e) Not to be or become, at any time prior to the expiration of three years after the Closing Date, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

          (f) While the Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to, during any period in which the Company is not subject to Section 13 or 15(d) under the Exchange Act, make available to the Initial Purchasers and any holder of Securities in connection with any sale thereof and any prospective purchaser of Securities, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) ("Rule 144A(d)(4) Information") under the Securities Act (or any successor thereto);

          (g) If requested by you, to use its best efforts to cause such Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

          (h) Until such time as the Company has Consummated (as defined in the Registration Rights Agreement) an Exchange Offer (as defined in the Registration Rights Agreement), to furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and consolidated statements of income, stockholders' equity and cash flows of the Company and the Subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Final Memorandum), consolidated summary financial information of the Company and the Subsidiaries for such quarter in reasonable detail; provided, however, that in the event that (i) the consolidated statements of income, stockholders' equity and cash flows of TISM are identical to those of the Company and the Subsidiaries and (ii) the Company would otherwise be permitted to file such financial statements with the Commission pursuant to and in full satisfaction of the requirements of the Exchange Act (if the Company were subject to Section 13 or 15(d) of such Exchange Act), the Issuers shall be permitted to furnish to you such financial statements of TISM in satisfaction of its obligations hereunder;

          (i) Until such time as the Company has Consummated an Exchange Offer, during a period of five years from the date of the Final Memorandum, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders of the Company in their capacity as such, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to the stockholders generally or to the Commission);

          (j) Until such time as the Company has Consummated an Exchange Offer, during the period of two years after the Closing Date, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them;

          (k) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement substantially in the manner specified in the Final Memorandum under the caption "Use of Proceeds;"

          (l) Not to take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Securities contemplated hereby;

          (m) To pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Preliminary Memorandum and the Final Memorandum and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Initial Purchasers and dealers; (ii) the cost of copying or producing any Agreement among Initial Purchasers, this Agreement, the Indenture, the Blue Sky Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 7 and 10 hereof, the Initial Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make; and


          (n) As soon as practicable, to take all necessary action to cause the Company to be duly qualified as a foreign corporation for the transaction of business and in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or be subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

     6. The several obligations of the Initial Purchasers hereunder to purchase the Securities on the Closing Date are subject to the performance by each of the Issuers of its obligations hereunder and to the following additional conditions:

          (a) The representations and warranties of the Company and each of the Guarantors contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company and each of the Guarantors shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

          (b) Latham & Watkins, counsel for the Initial Purchasers, shall have furnished to you such opinion or opinions, dated the Closing Date, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) (i) Ropes & Gray, counsel for the Company, shall have furnished to you their written opinion, dated the Closing Date, substantially in the form of Exhibit B hereto. For purposes of their opinion, Ropes & Gray may assume that New York law is identical to Massachusetts law.

              (ii) You shall have received the written opinions of counsel to the Issuers reasonably satisfactory to you, dated the Closing Date, in the form of Exhibit C hereto with respect to the Issuers organized under the laws of Michigan;

          (d) On the date of the Final Memorandum prior to the execution of this Agreement and also at the Closing Date, Arthur Anderson LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

          (e) (i) Neither the Company nor any of the Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Final Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Memorandum, and (ii) since the respective dates as of which information is given in the Final Memorandum there shall not have been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Final Memorandum, the effect of which, in any such case described in clause
(i) or (ii), is in the judgment of the Initial Purchasers so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Final Memorandum;

          (f) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

          (g) The Securities shall have been designated for trading on PORTAL;

          (h) The Company and the Guarantors shall have furnished or caused to be furnished to you at the Closing Date certificates of officers of the Company and the Guarantors satisfactory to you as to the accuracy of the representations and warranties of the Company and the Guarantors herein at and as of such Closing Date, as to the performance by the Company and the Guarantors of all of their obligations hereunder to be performed at or prior to such Closing Date, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as you may reasonably request;

          (i) No later than the Closing Date, the equity investment (as described in the Final Memorandum) shall have been made, in accordance in all material respects with the description of such equity investment in the Final Memorandum;

          (j) No later than the Closing Date, the Issuers shall have entered into the Senior Credit Facilities (the form and substance of which shall be reasonably acceptable to the Initial Purchasers) and the Initial Purchasers shall have received counterparts, conformed as executed, thereof and of all other material documents and agreements entered into in connection therewith. There shall exist at the Closing Date no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Senior Credit Facilities. On the Closing Date, the Senior Credit Facilities shall be in full force and effect and shall not have been modified;

          (k) The Transactions (as described in the Final Memorandum) shall have been consummated and evidence as to such, satisfactory to the Initial Purchasers and their counsel, shall have been delivered to you;

          (l) The Company and the Guarantors shall have entered into the Registration Rights Agreement and you shall have received executed counterparts thereof; and

          (m) You shall have been permitted to rely upon an opinion, addressed to the lenders under the Senior Credit Facilities, as to the solvency of the Company after giving effect to the Transactions.

     7. The Issuers, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, each affiliate of any Initial Purchaser which assists such Initial Purchaser in the distribution of the Securities, and each person, if any, who controls any Initial Purchaser within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (and any amendment or supplement thereto if the Company shall have furnished any amendments or supplements thereto) or any preliminary offering memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through J.P. Morgan Securities Inc. expressly for use therein; provided that the indemnification contained in this paragraph (a) shall not inure to the benefit of the Initial Purchasers (or to the benefit of any person controlling the Initial Purchasers) on account of any such loss, claim, damage, liability or expense arising from the sale of the Securities by the Initial Purchasers to any person if a copy of the Final Memorandum (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) shall not have been delivered or sent to such person and each untrue statement of a material fact contained in, and each omission or alleged omission of a material fact from, such Offering Memorandum was corrected in the Final Memorandum (as so amended or supplemented) and it shall have been determined that any Initial Purchaser and each person, if any, who controls such Initial Purchasers would not have incurred such losses, claims, damages, liabilities and expenses had the Final Memorandum been delivered or sent.

     Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Issuers, their directors, their officers and each person who controls the Company within the meaning of Section 15 of the Securities Act and
Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to each Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Issuers in writing by such Initial Purchaser through J.P. Morgan Securities Inc. expressly for use in the Offering Memorandum or any amendment or supplement thereto.

     If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Initial Purchasers, each affiliate of any Initial Purchaser which assists such Initial Purchaser in the distribution of the Securities and such control persons of the Initial Purchasers shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Issuers, their directors, their officers and such control persons of the Issuers shall be designated in writing by the Issuers. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Issuers and the total discounts and commissions received by the Initial Purchasers, in each case as set forth in the table on the cover of the Offering Memorandum, bear to the aggregate offering price of the Securities. The relative fault of the Issuers on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were offered exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of the Securities set forth opposite their names in Schedule I hereto, and not joint.

     The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Issuers and the Initial Purchasers set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser or by or on behalf of the Issuers, its officers or directors or any other person controlling the Issuers and (iii) acceptance of and payment for any of the Securities.

     8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Initial Purchasers, by notice given to the Issuers, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Initial Purchasers, is material and adverse and which, in the judgment of the Initial Purchasers, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Offering Memorandum.

     9. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     If, on the Closing Date any one of the Initial Purchasers shall fail or refuse to purchase Notes which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Notes which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Notes to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Notes set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Notes set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as the Initial Purchasers may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Notes that any Initial Purchaser has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-tenth of such principal amount of Notes without the written consent of such Initial Purchaser. If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Notes which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Notes to be purchased on such date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or the Company. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

     10. If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of any of the Issuers to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Issuers shall be unable to perform its obligations under this Agreement or any condition of the Initial Purchasers' obligations cannot be fulfilled, the Issuers agree to reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

     11. This Agreement shall inure to the benefit of and be binding upon the Issuers, the Initial Purchasers, each affiliate of any Initial Purchaser which assists such Initial Purchaser in the distribution of the Securities, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this

Agreement or any provision herein contained. No purchaser of Notes from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

     12. Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities Inc. alone on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities Inc. alone shall be binding upon the Initial Purchasers. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Initial Purchasers c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (telefax: (212) 648-5560); Attention: Syndicate Department. Notices to the Issuers shall be given to it at 30 Frank Lloyd Wright Drive, Ann Arbor, Michigan 48106 (telefax (734) 913-0377); Attention:
Chief Financial Officer.

     13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

     If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof. It is understood that your acceptance of this letter on behalf of each of the Initial Purchasers is pursuant to authority set forth in a form of Agreement among Initial Purchasers, the form of which shall be submitted to the Company for examination upon request.

                              Very truly yours,

                              DOMINO'S, INC.


                              By: /s/ Harry J. Silverman
                                 -----------------------------
                                 Name: Harry J. Silverman
                                 Title: Vice President


                              DOMINO'S PIZZA, INC.


                              By: /s/ Harry J. Silverman
                                 -----------------------------
                                 Name: Harry J. Silverman
                                 Title: Vice President


                              METRO DETROIT PIZZA, INC.


                              By: /s/ Harry J. Silverman
                                 -----------------------------
                                 Name: Harry J. Silverman
                                 Title: Vice President


                              BLUEFENCE, INC.


                              By: /s/ Harry J. Silverman
                                 -----------------------------
                                 Name: Harry J. Silverman
                                 Title: President



                              DOMINO'S PIZZA INTERNATIONAL
                              PAYROLL SERVICES, INC.


                              By: /s/ Harry J. Silverman
                                 -----------------------------
                                 Name: Harry J. Silverman
                                 Title: Vice President

                              DOMINO'S PIZZA INTERNATIONAL, INC.


                              By: /s/ Harry J. Silverman
                                 -----------------------------
                                 Name: Harry J. Silverman
                                 Title: Vice President


                              DOMINO'S PIZZA-GOVERNMENT SERVICES DIVISION, INC.


                              By: /s/ Harry J. Silverman
                                 -----------------------------
                                 Name: Harry J. Silverman
                                 Title: Vice President

Accepted:  December 21, 1998

J.P. MORGAN SECURITIES INC.
GOLDMAN, SACHS & CO.

By:  J.P. MORGAN SECURITIES INC.


By: /s/ Timothy R. Murphy
   ------------------------------
     Name: Timothy R. Murphy
     Title: Vice President

                                  SCHEDULE I

                                                       Principal Amount
Initial Purchaser                                       of Securities
-----------------
                                                       To Be Purchased
                                                       ---------------
J.P. Morgan Securities Inc.......................       $220,000,000

Goldman, Sachs & Co..............................       $ 55,000,000
                                                        ------------


                                  Total:.............   $275,000,000

                                   EXHIBIT A

                     Form of Registration Rights Agreement

                                   EXHIBIT B

                         Form of Ropes & Gray Opinion

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Final Memorandum;

          (ii) TISM has the authorized capital stock set forth in the Final Memorandum; and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and (except as otherwise set forth in the Final Memorandum) all of the outstanding shares of capital stock of the Company are owned of record directly by TISM;

          (iii) Each Guarantor incorporated under the laws of the State of Delaware (the "Delaware Guarantors") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; and all of the issued shares of capital stock of each such Delaware Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable, and (except as otherwise set forth in the Final Memorandum) are owned of record directly or indirectly by the Company;

          (iv) The Amended and Restated Purchase Agreement has been duly authorized, executed and delivered by the Company and the Delaware Guarantors;

          (v) The Notes have been duly authorized, executed, issued and delivered by the Company and assuming the due authentication and delivery of the Notes by the Trustee in accordance with the terms of the Indenture and the payment therefor in accordance with the terms of the Amended and Restated Purchase Agreement, will be duly and validly issued and outstanding and will (subject to the qualifications in the final paragraph of such opinion set forth below) constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms;

          (vi) The Exchange Notes have been duly authorized by the Company and assuming the due execution, delivery and issuance thereof by the Company in accordance with the terms of the Registration Rights Agreement and the Indenture, and assuming the due authentication and delivery of the Exchange Notes thereof by the Trustee, will (subject to the qualifications in the final paragraph of such opinion set forth below) constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, enforceable in accordance with their terms;

          (vii) The Indenture has been duly authorized, executed and delivered by the Company and the Delaware Guarantors and assuming the due authorization, execution and delivery thereof by the Guarantors (other than the Delaware Guarantors), will (subject to the qualifications in the final paragraph of such opinion set forth below) constitute a valid and legally binding instrument of the Issuers, enforceable in accordance with its terms;

          (viii) The Guarantees have been duly authorized, executed and delivered by the Delaware Guarantors and assuming the due authorization, execution and delivery thereof by the Guarantors (other than the Delaware Guarantors), the corporate power of the Guarantors (other than the Delaware Guarantors) therefor and for the performance thereof and the due authorization, execution and delivery of the Indenture by the Guarantors (other than the Delaware Guarantors), will (subject to the qualifications in the final paragraph of such opinion set forth below) constitute valid and legally binding obligations of the Guarantors entitled to the benefits provided by the Indenture, enforceable in accordance with their terms;

          (ix) The Exchange Guarantees have been duly authorized by the Delaware Guarantors and assuming the due authorization by all necessary corporate action of the Guarantors (other than the Delaware Guarantors), the corporate power of the Guarantors (other than the Delaware Guarantors) therefor and for the performance thereof and assuming the due execution, delivery and issuance thereof by the Guarantors and assuming no change in applicable law, in accordance with the terms of the Registration Rights Agreement and the Indenture, will (subject to the qualifications in the final paragraph of such opinion set forth below) constitute valid and legally binding obligations of the Guarantors entitled to the benefits provided by the Indenture, enforceable in accordance with their terms;

          (x) The issue and sale of the Notes and the compliance by the Company with all of the provisions of the Notes, the Indenture and the Amended and Restated Purchase Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any of the agreements listed on Schedule I hereto, which have been identified to us by the Chief Financial Officer of the Company as being all of the agreements to which the Company or any of the Subsidiaries is party, or to which any of their respective businesses or assets is subject, that are material to the financial condition or results of operations of the Company and the Subsidiaries, taken as a whole (the "Material Agreements"), nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute, rule or regulation under federal or Massachusetts law applicable to the Company or any of the Subsidiaries or any judgment, order or decree to which the Company or any of the Subsidiaries is a party and is known to such counsel, of any federal or Massachusetts court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties; except, in the case of any Material Agreement, for such breaches, violations or defaults as would not, individually or in the aggregate, have a material adverse effect on the consolidated financial condition and results of operations of the Company; such counsel need not express any opinion in such paragraph as to compliance with federal or state securities or blue sky laws or antitrust laws, including, but not limited to, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;

          (xi) To the knowledge of such counsel, no consent, approval, authorization, order, registration or qualification of or with any federal or Massachusetts court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Issuers of the transactions contemplated by this Agreement or the Indenture, except that such counsel need not express any opinion in such paragraph as to compliance with federal or state securities or blue sky laws or antitrust laws, including, but not limited to, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;

          (xii) The statements set forth in the Final Memorandum under the caption "Description of Notes," insofar as they purport to constitute a summary of the terms of the Notes and under the caption "Certain Federal Tax Considerations," insofar as they purport to describe the provisions of the laws referred to therein, fairly summarize such terms and provisions in all material respects;

          (xiii) Assuming (a) the accuracy of the representations and warranties of the Company, the Subsidiaries and the Initial Purchasers set forth in the Amended and Restated Purchase Agreement and (b) the due performance of and compliance with the covenants and agreements set forth

                                       2
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in the Amended and Restated Purchase Agreement by the Company, the Subsidiaries
and the Initial Purchasers, the offer and sale of the Securities to the Initial Purchasers, and the initial resales of the Securities by the Initial Purchasers, in the manner contemplated by the Amended and Restated Purchase Agreement and the Final Memorandum, do not require registration under the Securities Act or qualification of the Indenture under the Trust Indenture Act (it being understood that such counsel need not express any opinion in such paragraph as to any reoffer or resale of any Securities initially sold by the Initial Purchasers).

          (xiv) None of the Company or the Subsidiaries is an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act; and

          (xv) Neither the issuance or sale of the Securities nor the application by the Company of the net proceeds thereof as set forth in the Final Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     We have not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Final Memorandum, and, except with respect to the descriptions referred to in paragraph (xii) above, we are not passing upon and do not assume any responsibility therefor. In the course of the preparation by the Company of the Final Memorandum, we have participated in discussions with your representatives and those of the Company and its independent accountants, in which the business and affairs of the Company and the contents of the Final Memorandum were discussed. Based on such information and participation, nothing has come to our attention that has caused us to believe that as of its date and the date hereof, the Final Memorandum contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading. We express no opinion, however, as to financial statements or any other financial or statistical information set forth or referred to in the Final Memorandum.

     The opinion of Ropes & Gray may include the following language:

     Our opinion stated herein that each of the Indenture, the Notes, the Guarantors, the Exchange Notes and the Exchange Guarantees (the "Operative Documents") constitutes a valid and binding obligation, enforceable against the Company or the Guarantors, where applicable, in accordance with its terms, is subject to (a) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties and (b) general principles of equity, regardless of whether enforcement is sought in proceedings in equity or at law. We express no opinion as to the enforceability of powers of attorney, submission to jurisdiction, waiver of defenses, waiver of right of subrogation, waiver of service of process and venue and waiver of the right to trial by jury and jury trial waivers contained in the Operative Documents. We express no opinion with respect to the applicability of Section 548 of the Bankruptcy Code or any other fraudulent conveyance provision. In addition, certain provisions of the Operative Documents may be unenforceable in whole or in part but, in our opinion, the inclusion of such provisions does not affect the validity of the Operative Documents as a whole, and the Operative Documents contain remedies, which, if properly invoked, are adequate for the practical realization of the principal legal benefits afforded thereby under Massachusetts law. The opinions expressed herein are subject to the qualification that the enforceability of the provisions of the Operative Documents providing for indemnification may be affected by public policy considerations, federal or state securities laws or court decisions that may limit the right of the indemnified party to obtain indemnification.

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                                       4
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                                   EXHIBIT C

                         FORM OF LOCAL COUNSEL OPINION

          (i) Each Guarantor incorporated under the laws of the State of Michigan (the "Michigan Guarantors") has been duly incorporated with corporate power to execute, deliver and perform its obligations under the Amended and Restated Purchase Agreement, the Indenture, its Guarantee and its Exchange Guarantee and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable, and (except as otherwise set forth in the Final Memorandum) are owned of record directly or indirectly by the Company;

          (ii) To such counsel's knowledge and other than the litigation referred to in the Final Memorandum, after having made inquiry of the officers of the Company, but without having investigated any governmental court dockets or making any other independent investigation, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject which would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and the Subsidiaries; and, to such counsel's knowledge, no such proceedings are threatened by governmental authorities or threatened by others;

          (iii) The Amended and Restated Purchase Agreement has been duly authorized, executed and delivered by the Michigan Guarantors;

          (iv) The Indenture has been duly authorized, executed and delivered by the Michigan Guarantors;

          (vii) The Guarantees have been duly authorized, executed, issued and delivered by the Michigan Guarantors; and

          (viii) The Exchange Guarantees have been duly authorized by the Michigan Guarantors.